                                                                   Exhibit 99.10

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 FEBRUARY 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-4

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 4-A1 ....   $    5.66860477             Class 4-A12 ...   $    5.66860628
                  ---------------                               ---------------
Class 4-A2 ....   $    4.58845251             Class 4-A13 ...   $    0.00000000
                  ---------------                               ---------------
Class 4-A3 ....   $    0.00000000             Class 4-PO ....   $    5.11175251
                  ---------------                               ---------------
Class 4-A4 ....   $    0.00000000             Class 4-M .....   $    0.78883445
                  ---------------                               ---------------
Class 4-A5 ....   $    0.78883453             Class 4-B1 ....   $    0.78883350
                  ---------------                               ---------------
Class 4-A6 ....   $    0.00000000             Class 4-B2 ....   $    0.78883362
                  ---------------                               ---------------
Class 4-A7 ....   $    7.92677110             Class 4-B3 ....   $    0.78883472
                  ---------------                               ---------------
Class 4-A8 ....   $    7.00190913             Class 4-B4 ....   $    0.78883265
                  ---------------                               ---------------
Class 4-A9 ....   $    6.25444731             Class 4-B5 ....   $    0.78883534
                  ---------------                               ---------------
Class 4-A10 ...   $    0.00000000             Class 4-R .....   $    0.00000000
                  ---------------                               ---------------
Class 4-A11 ...   $    6.25444750
                  ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any

          Mortgage Loans pursuant to Section 2.02 or
          2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 4-A1 ....   $    4.58126833             Class 4-A12 ...   $    4.58126955
                  ---------------                               ---------------
Class 4-A2 ....   $    3.70830795             Class 4-A13 ...   $    0.00000000
                  ---------------                               ---------------
Class 4-A3 ....   $    0.00000000             Class 4-M .....   $    0.00000000
                  ---------------                               ---------------
Class 4-A4 ....   $    0.00000000             Class 4-PO ....   $    4.13122996
                  ---------------                               ---------------
Class 4-A5 ....   $    0.63752242             Class 4-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 4-A6 ....   $    0.00000000             Class 4-B2 ....   $    0.00000000
                  ---------------                               ---------------
Class 4-A7 ....   $    6.40627930             Class 4-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 4-A8 ....   $    5.65882185             Class 4-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 4-A9 ....   $    5.05473614             Class 4-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 4-A10 ...   $    0.00000000             Class 4-R .....   $    0.00000000
                  ---------------                               ---------------
Class 4-A11 ...   $    5.05473629
                  ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to
          Interest:

Class 4-A1 ....        5.88022658             Class 4-A12 ...       25.76585439
                  ---------------                               ---------------
Class 4-A2 ....        5.58378883             Class 4-A13 ...       32.76373094
                  ---------------                               ---------------
Class 4-A3 ....        5.83333361             Class 4-M .....        5.78949404
                  ---------------                               ---------------
Class 4-A4 ....        5.83333261             Class 4-PO ....        0.00000000
                  ---------------                               ---------------
Class 4-A5 ....        5.78949407             Class 4-B1 ....        5.78949507
                  ---------------                               ---------------
Class 4-A6 ....        5.83333335             Class 4-B2 ....        5.78949518
                  ---------------                               ---------------
Class 4-A7 ....        5.40223357             Class 4-B3 ....        5.78949438
                  ---------------                               ---------------
Class 4-A8 ....      464.63477169             Class 4-B4 ....        5.78949588
                  ---------------                               ---------------
Class 4-A9 ....       32.39064034             Class 4-B5 ....        5.78949152
                  ---------------                               ---------------
Class 4-A10 ...        6.98372329             Class 4-R .....        0.00000000
                  ---------------                               ---------------
Class 4-A11 ...       29.50016798             Class 4-S .....        0.45064178

                  ---------------                               ---------------

     iv)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          73,191.37
                                                                ---------------
(b)  The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $432,712,244.56
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,497
                                                                ---------------

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate          Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 4-A1 ....      $  4,715,732.91               941.48
                                         ---------------      ---------------
                    Class 4-A2 ....      $143,243,804.24               952.63
                                         ---------------      ---------------
                    Class 4-A3 ....      $ 15,286,513.00             1,000.00
                                         ---------------      ---------------
                    Class 4-A4 ....      $  4,600,000.00             1,000.00
                                         ---------------      ---------------
                    Class 4-A5 ....      $ 42,161,282.64               991.70
                                         ---------------      ---------------
                    Class 4-A6 ....      $ 46,775,033.00             1,000.00
                                         ---------------      ---------------
                    Class 4-A7 ....      $  6,448,980.64               918.17
                                         ---------------      ---------------
                    Class 4-A8 ....      $ 46,514,427.08               927.72
                                         ---------------      ---------------
                    Class 4-A9 ....      $ 48,915,142.18               935.43
                                         ---------------      ---------------
                    Class 4-A10 ...      $  5,992,000.00             1,000.00

                                         ---------------      ---------------
                    Class 4-A11 ...      $ 18,708,681.72               935.43
                                         ---------------      ---------------
                    Class 4-A12 ...      $ 14,147,194.90               941.48
                                         ---------------      ---------------
                    Class 4-A13 ...      $ 10,120,000.00             1,000.00
                                         ---------------      ---------------
                    Class 4-PO ....      $    514,571.78               971.73
                                         ---------------      ---------------
                    Class 4-M .....      $ 10,050,903.88               991.70
                                         ---------------      ---------------
                    Class 4-B1 ....      $  4,467,068.18               991.70
                                         ---------------      ---------------
                    Class 4-B2 ....      $  3,350,300.64               991.70
                                         ---------------      ---------------
                    Class 4-B3 ....      $  3,126,947.92               991.70
                                         ---------------      ---------------
                    Class 4-B4 ....      $  1,786,826.67               991.70
                                         ---------------      ---------------
                    Class 4-B5 ....      $  1,786,833.18               991.70
                                         ---------------      ---------------
                    Class 4-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 4-S .....      $411,170,299.20               912.80
                                         ---------------      ---------------

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

         (a)  delinquent
            (1)  30-59 days
            *Number                12      *Principal Balance   $  3,325,411.65
                      ---------------                           ---------------
            (2)  60-89 days
             Number                 3       Principal Balance   $    783,423.22
                      ---------------                           ---------------
            (3)  90 days or more
             Number                 3       Principal Balance   $    800,485.95
                      ---------------                           ---------------


            (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 4-S: ................          0.560700%
                                            ---------------

     1.   Senior Percentage for such Distribution Date: ....        94.33333100%
                                                                ---------------

     2.   Group I Senior Percentage for such Distribution
          Date: ............................................        84.60907600%
                                                                ---------------

     3.   Group II Senior Percentage for such Distribution
          Date: ............................................         9.72425500%
                                                                ---------------

     4.   Senior Prepayment Percentage for such Distribution
          Date: ............................................       100.00000000%
                                                                ---------------

     5.   Group I Senior Prepayment Percentage for such
          Distribution Date: ...............................       100.00000000%
                                                                ---------------

     6.   Group II Senior Prepayment Percentage for such
          Distribution Date: ...............................         0.00000000%
                                                                ---------------

     7.   Junior Percentage for such Distribution Date: ....         5.66666900%
                                                                ---------------

     8.   Junior Prepayment Percentage for such Distribution
          Date: ............................................         0.00000000%
                                                                ---------------